                               AMWAY MUTUAL FUND
              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED APRIL 28, 1998


     The Board of Trustees of Amway Mutual Fund Trust has authorized a new class of Amway Mutual Fund. The new class, which has been designated Class R, will be offered to tax-exempt retirement and benefit plans of Amway Corporation and its affiliates. Class R shares are not subject to any sales charges of Rule 12b-1 distribution fees.

     The Fund's existing interests of beneficial interest ("shares") have been designated Class A. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class.

     Examples of Class Expenses include: (1) Rule 12b-1 fees, (2) transfer agent and shareholder servicing fees attributable to a specific Class,
(3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issued relating to one Class, (7) accounting fees relating solely to one Class,
(8) litigation expenses and legal fees and expenses relating to a particular Class, and (9) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class.

     You may obtain more information about Class R by contacting the Fund at the address or telephone number in the Prospectus.

     The date of this Supplement is November 2, 1998.

                               AMWAY MUTUAL FUND
                           SUPPLEMENT TO PROSPECTUS
                             DATED APRIL 28, 1998

     The Board of Trustees of Amway Mutual Fund Trust has authorized a new class of Amway Mutual Fund. The new class, which has been designated Class R, will be offered to tax-exempt retirement and benefit plans of Amway Corporation and its affiliates. Class R shares are not subject to any sales charges or Rule 12b-1 distribution fees.

     The Fund's existing interests of beneficial interest ("shares") have been designated Class A. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class.

     You may obtain more information about Class R, which is not offered through this Prospectus, by contacting the Fund at the address or telephone number listed in the Prospectus.

     The date of this Supplement is November 2, 1998.